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                                Exhibit 10(h)(2)


                               First Amendment to
                               The Scotts Company
                            Retirement Savings Plan,
                        effective as of January 1, 2002
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                               FIRST AMENDMENT TO

                               THE SCOTTS COMPANY

                             RETIREMENT SAVINGS PLAN

      WHEREAS, The Scotts Company (the "Company") sponsors The Scotts Company Retirement Savings Plan (the "Plan"); and

      WHEREAS, the Company wants to amend the Plan to provide full vesting in the event a Participant becomes disabled while employed by the Company;

      NOW, THEREFORE, effective as of January 1, 2002, Section 7.2 of the Plan shall be amended to provide as follows:

      7.2. FULL VESTING AT NORMAL RETIREMENT AGE, DEATH, AND DISABILITY.
           -------------------------------------------------------------

            Notwithstanding any provision in this Plan to the contrary, all amounts credited to a Participant's Account shall be fully vested and nonforfeitable if the Participant attains age 65, dies, or becomes totally and permanently disabled prior to terminating employment. A Participant shall be considered to be totally and permanently disabled for purposes of this section only if the Participant qualifies for Social Security disability benefits.

      IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the 20th day of May, 2002.


                                         THE SCOTTS COMPANY


                                         By: /s/ George Murphy
                                             -----------------------------------

                                         Print Name: George Murphy
                                                     ---------------------------

                                         Title: Vice President, Global Benefits
                                                 and Compensation
                                                --------------------------------